UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

Claimsnet.com inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14665	75-2649230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14860 Montfort Drive, Suite 250, Dallas, Texas	75254
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (972) 458-1701

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On March 18, 2013, Claimsnet.com inc., a Delaware corporation (“Claimsnet”), entered into an Acquisition Agreement (the “Agreement”) with TransCoastal Corporation, a Texas corporation (“TransCoastal”).  In accordance with the terms of the Agreement, Claimsnet intends to consummate the Agreement by May 31, 2013.

TransCoastal is an oil and gas exploration and production company focused primarily on the development of oil and gas reserves in Texas and the Southwest region of the United States.

Pursuant to the Agreement, Claimsnet agrees to purchase all of the TransCoastal's issued and outstanding shares (the “TransCoastal Shares”) of common stock (“Claimsnet Common Stock”).  The purchase price shall be in the form of certificates evidencing newly issued shares of (“Claimsnet Shares”) of Claimsnet's common stock (“Claimsnet Common Stock”) to be issued to TransCoastal’s selling shareholders in the aggregate number of up to 23,401,590 post-reverse split shares of Claimsnet Common Stock . In addition, Claimsnet shall conduct a reverse-stock split of 200 to 1, the outcome of which shall cause the pre-Closing stockholders of Claimsnet to own, in the aggregate, a total of approximately 178,000 shares of Claimsnet Common Stock.

Notwithstanding the aforementioned share amount, an upward adjustment will be made to the number of post-reverse split shares of Claimsnet Common Stock to be issued to pre-Closing Claimsnet stockholders in the event the Fair Market Value (as defined in the Agreement) of TransCoastal is less than $53,000,000 at the time of the Closing (the “Closing”).

The holders (the “Majority Stockholders”) of a majority of the issued and outstanding shares of Claimsnet Common Stock approved the reverse stock split on March 18, 2013.  Claimsnet will prepare and file with the Securities and Exchange Commission a preliminary and a definitive Information Statement pursuant to Rule 14c of the Securities and Exchange Act of 1934, as amended with respect to the reverse stock split and shall mail the definitive Information Statement to the stockholders of Claimsnet of record as of March 18, 2013.  The reverse stock split will become effective at and subject to the Closing.

The Agreement also provides that at the Closing all of the current directors of Claimsnet will resign, except Don Crosbie, and certain affiliates of (the “New Directors”) of TransCoastal will be appointed to the Claimsnet Board of Directors.  The Information Statement will contain information about the New Directors.

At and subject to the Closing, the name of Claimsnet will be changed to TransCoastal Corporation, and TransCoastal, which will then be a subsidiary of TransCoastal Corporation, will change its name to TransCoastal Corporation of Texas.  The Majority Stockholders approved the name change on March 18, 2013, and the Information Statement will contain information about this name change.

Claimsnet’s obligation to close the transaction is subject, among other things, to TransCoastal’s selling shareholders having completed and delivered to Claimsnet the Investment Letter and stock power in a form substantially similar to the form attached as Exhibit B to the Agreement, such that Claimsnet will acquire at Closing not less than 90% of TransCoastal’s Shares.

TransCoastal’s obligation to close the transaction is subject, among other things, to the cancellation of all outstanding warrants, options, conversion or similar rights relating to shares of Claimsnet Common Stock.

Pursuant to the Agreement, it is contemplated that Claimsnet will place, at the time of the Closing, all the assets and liabilities constituting all the current business operations of Claimsnet into a separate wholly owned subsidiary of ("Claimsnet Subsidiary") and to sell the Claimsnet Subsidiary within fifteen (15) days from the end of the then existing quarter at the time of the Closing to certain debt holders of Claimsnet in exchange for the cancellation by the Debt Holders (the “Debt Holders”) of indebtedness owed to the Debt Holders by Claimsnet. TransCoastal covenants in the Agreement that post-Closing it will do nothing to interfere with or otherwise alter the assets, liabilities or operations of the current business of Claimsnet such that the business of Claimsnet will be preserved "as is" in the Claimsnet Subsidiary consistent with prior practice until the sale is completed as contemplated above.

The Agreement contains customary representations, warranties and covenants.  Each party has agreed to indemnify the other, subject to certain limitations, for losses incurred by such indemnified party to the extent arising from the indemnifying party’s breaches of the Agreement.

The Agreement provides that it will terminate and be null and void if the transaction does not close by May 31, 2013.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, filed as Exhibit 2.1 hereto, which is incorporated by reference herein.

THIS CURRENT REPORT ON FORM 8-K DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO PURCHASE SECURITIES OF CLAIMSNET.  ANY OFFER OF SECURITIES MADE BY CLAIMSNET OR OTHER PERSON ON BEHALF OF CLAIMSNET MAY BE MADE ONLY PURSUANT TO MATERIALS AND OTHER OFFERING DOCUMENTS PREPARED BY CLAIMSNET AND DELIVERED TO QUALIFIED PURCHASERS EXPRESSLY FOR USE IN CONNECTION WITH, OR PURSUANT TO AN EXEMPTION FROM, SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES OFFERED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS.

Item 3.02        Unregistered Sales of Equity Securities.

As consideration for Claimsnet’s acquisition of TransCoastal described in Item 1.01, Claimsnet will issue approximately 23,401,590 post-split shares of Claimsnet Common Stock to TransCoastal’s selling shareholders. Claimsnet will rely on the exemption from registration requirements provided by Section 4(2) of the Securities Act of 1933, as amended (the Securities Act), and Regulation D promulgated thereunder for the issuance of such shares.  In order for a TransCoastal shareholder to receive shares of Claimsnet Common Stock, such shareholder has to deliver an Investment Letter, attached as Exhibit B to the Acquisition Agreement, which contains certain representations, including that such sharehholder is an accredited investor within the meaning of Regulation D.

Item 7.01:        Regulation FD Disclosure.

On March 22, 2013, Claimsnet issued a press release reporting the Acquisition Agreement with TransCoastal. A copy of the press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD.

Pursuant to General Instruction B.2 of Form 8-K, the information contained in Item 7.01 and in the press release exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Claimsnet, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit 2.1.	Acquisition Agreement, dated as of March 18, 2013, by and between Claimsnet.com inc. and TransCoastal Corporation*

Exhibit 99.1	Press Release, dated March 22, 2013**

*
Schedules have been omitted pursuant to Item 602(b)(2) of Regulation S-B. Claimsnet undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities Exchange Commission.

**	Pursuant to General Instruction B.2 of Form 8-K, this exhibit is furnished with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIMSNET.COM, INC.

Dated: March 22, 2013	By:	/s/ Laura M. Bray
	Name:	Laura M. Bray
	Title:	Chief Financial Officer